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                                                                   EXHIBIT 10.25

     THIRD AMENDMENT TO BUSINESS LOAN AGREEMENT, FIRST AMENDMENT TO SECURITY AGREEMENT AND FIRST AMENDMENT TO EACH OF TWO CERTAIN PROMISSORY NOTES

     THIS THIRD AMENDMENT TO BUSINESS LOAN AGREEMENT, FIRST AMENDMENT TO SECURITY AGREEMENT AND FIRST AMENDMENT TO EACH OF TWO CERTAIN PROMISSORY NOTES ("Third Amendment"), made and entered into as of the 8th day of May, 1998, by and among TROY SYSTEMS, INC., a California corporation ("TSI"), TROY GROUP NEWCO, INC., a Delaware corporation ("Newco"), and UNION BANK OF CALIFORNIA, N.A., a national banking association ("Bank"),


                                W I T N E S S E T H:

     WHEREAS, Bank and TSI are parties to that certain Business Loan Agreement, dated as of June 19, 1997 (as amended by those certain First and Second Amendments to Loan Agreement, dated as of February 12, 1998 and April 27, 1998, respectively, the "Loan Agreement"), which Loan Agreement governs (a) that certain Promissory Note (Base Rate) in a principal amount not to exceed $4,500,000.00, dated February 6, 1998, executed by TSI in favor of Bank, and (b) that certain Promissory Note (Base Rate) in the original principal amount of $1,000,000.00, dated June 20, 1997, executed by TSI in favor of Bank (individually a "Promissory Note" and collectively the "Promissory Notes"); and

     WHEREAS, TSI wishes to change its state of incorporation to the State of Delaware and, in connection therewith, has caused Newco to be incorporated as a corporation under Delaware law and, pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of May 1, 1998, by and between Newco and TSI, will merge with Newco, with Newco being the surviving corporation (the "Merger"); and

     WHEREAS, upon the consummation of the Merger, Newco shall change its name to "Troy Group, Inc." and the existing Troy Group, Inc., a guarantor of the obligations of TSI to Bank, shall change its name to "Troy Systems International, Inc."; and

     WHEREAS, under Section 4.14 of the Loan Agreement and under Section 3(d) of that certain Security Agreement, dated April 5, 1996, executed by TSI in favor of Bank's predecessor in interest, Union Bank (the "Security Agreement"), TSI has agreed not to enter into any consolidation or merger, or to change its composition as a business entity, without the prior written consent of Bank and, accordingly, has requested that Bank provide its written consent to the Merger; and

     WHEREAS, Bank is willing to consent to the Merger, subject, however, to the terms and conditions of this Third Amendment; and

     WHEREAS, TSI, Newco and Bank desire to amend the Loan Agreement, the Security Agreement and each of the Promissory Notes to reflect certain changes effected by the Merger;

     NOW, THEREFORE, for and in consideration of the premises hereof, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


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     1.   All capitalized terms used in this Third Amendment shall, unless otherwise defined herein or unless the context otherwise requires, have the meanings given thereto in the Loan Agreement, the Security Agreement or the Promissory Notes, as the context may require.

     2. Bank hereby consents to the Merger upon the terms and subject to the conditions of this Third Amendment.

     3. From and after the date on which this Third Amendment becomes effective as provided in Paragraph 5, below, each reference to "Troy Systems, Inc.", "Borrower" or "Debtor" which is contained in the Loan Agreement, the Security Agreement, either of the Promissory Notes or any other document, instrument or agreement entered into in connection with the Loan Agreement, the Security Agreement, either of the Promissory Notes or any transaction contemplated by any of the same (including without limitation any application and agreement relating to the issuance of a standby letter of credit under the Loan Agreement) shall be and be deemed to be a reference to "Troy Group, Inc. (formerly known as Troy Group Newco, Inc. and successor in interest to Troy Systems, Inc.)". In connection therewith, (a) the Loan Agreement is amended by deleting the name "Troy Systems, Inc." where it appears in the second line of the introductory paragraph thereof and in the signature line thereof and by substituting in lieu thereof in each such instance the name "Troy Group, Inc. (formerly known as Troy Group Newco, Inc. and successor in interest to Troy Systems, Inc.)", (b) the Security Agreement is amended by deleting the name "Troy Systems, Inc." where it appears in the second line of the introductory paragraph thereof and in the signature line thereof and by substituting in lieu thereof in each such instance the name "Troy Group, Inc. (formerly known as Troy Group Newco, Inc. and successor in interest to Troy Systems, Inc.)", and (c) each of the Promissory Notes is amended by deleting the name "Troy Systems, Inc." where it appears at the top of the first page thereof and in the signature line thereof and by substituting in lieu thereof in each such instance the name "Troy Group, Inc. (formerly known as Troy Group Newco, Inc. and successor in interest to Troy Systems, Inc.)".

     4. Upon the consummation of the Merger, Newco, under the name Troy Group, Inc., agrees to, and shall, (a) assume all liabilities, duties and obligations of TSI under the Loan Agreement, the Security Agreement, the Promissory Notes and the other Loan Documents (including without limitation all liabilities, duties and obligations arising under any application and agreement relating to the issuance of a standby letter of credit under the Loan Agreement), and (b) succeed to all rights of TSI under the Loan Agreement, the Security Agreement, the Promissory Notes and the other Loan Documents.

     5. The consent granted by Bank in Paragraph 2 of this Third Amendment and the other provisions of this Third Amendment shall become effective upon the satisfaction of the following conditions precedent:

          (a) The Merger shall have been consummated in accordance with all applicable laws, rules and regulations;

          (b)  Newco shall have changed its name to "Troy Group, Inc.";

          (c) The existing Troy Group, Inc. shall have changed its name to "Troy Systems International, Inc."; and

          (d) The Bank shall have received the following, each in form and substance satisfactory to Bank and its counsel:


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               (i)       This Third Amendment, duly executed by TSI and Newco;

               (ii) A Security Agreement on Bank's standard form, dated the date the Merger is consummated (the "Closing Date"), duly executed by "Troy Group, Inc. (formerly known as Troy Group Newco, Inc.)";

               (iii) Such UCC-1 Financing Statements and UCC-2 Financing Statement Change Forms (together with evidence that the same have been filed and, in the case of UCC-1 Financing Statements, are subject to no prior filings) as Bank may require to assure itself of the continued perfection of the security interests heretofore granted to Bank by TSI;

               (iv) A Continuing Guaranty of the obligations of "Troy Group, Inc. (formerly known as Troy Group Newco, Inc. and successor in interest to Troy Systems, Inc.)" to Bank, on Bank's standard form, dated the Closing Date, duly executed by "Troy Systems International, Inc. (formerly known as Troy Group, Inc.)";

               (v) Such UCC-2 Financing Statement Change Forms (together with evidence that the same have been filed) as Bank may require to assure itself of the continued perfection of the security interests heretofore granted to Bank by Troy Group, Inc.;

               (vi) A written opinion of Oppenheimer, Wolff & Donnelly LLP, counsel to TSI, Newco and Troy Group, Inc., in the form appended hereto as Exhibit I, dated the Closing Date and addressed to Bank; and

               (vii) Such other documents, instruments and agreements as Bank may reasonably require to effectuate the purposes of this Third Amendment.

     6. Except as expressly provided herein, the Loan Agreement, the Security Agreement and the Promissory Notes are unchanged and shall remain in full force and effect, and such Loan Agreement, such Security Agreement and such Promissory Notes are hereby ratified and confirmed by TSI and Newco.

     7. This Third Amendment shall be governed by and construed in accordance with the laws of the State of California.

     8. This Third Amendment may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes.


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     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.


TROY SYSTEMS, INC.                                UNION BANK OF CALIFORNIA, N.A.


By:  /s/ Patrick J. Dirk                          By:  /s/ Margaret Furbank
   ----------------------------                      ---------------------------
Title:  Chief Executive Officer                   Title:  Vice President
      -------------------------                         ------------------------
                                                  By:  /s/ Douglas Lambell
                                                     ---------------------------
TROY GROUP NEWCO, INC.                            Title:  Vice President
                                                        ------------------------
By:  /s/ Patrick J. Dirk
   ----------------------------
Title:  Chief Executive Officer
      -------------------------